Revenue (Tables)	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Disaggregation of Revenue
The following table contains a breakdown of the Company's revenue by contract type for the years ended December 31, 2018, 2017 and 2016. All revenue is part of the Company's conventional tanker segment, except for revenue for ship-to-ship support services and LNG terminal management, consultancy, procurement and other related services, which are part of the Company's ship-to-ship transfer segment.

	Year Ended December 31,
	2018 $	2017 $	2016 $
Voyage charters (1)
Suezmax	359,443	6,696	11,218
Aframax	119,830	26,250	30,591
LR2	67,245	—	—
Full service lightering	104,870	92,828	48,223
Total	651,388	125,774	90,032

Time-charters
Aframax	35,531	50,964	54,593
Suezmax	16,898	45,745	30,597
LR2	7,357	15,391	12,184
Total	59,786	112,100	97,374

Other revenue
Ship-to-ship support services	28,629	33,436	29,973
Commercial management	8,829	12,946	13,834
LNG terminal management, consultancy, procurement and other	7,131	6,986	9,222
Total	44,589	53,368	53,029

Net pool revenues (1)
Suezmax	—	91,854	173,747
Aframax	—	22,718	79,457
LR2	—	25,353	48,599
MR	—	11	8,305
Total	—	139,936	310,108
Total revenues	755,763	431,178	550,543

(1)
Prior to the January 1, 2018 adoption of ASU 2014-09, the Company presented the net allocation for its vessels participating in RSAs as net pool revenues. The Company has determined that it is the principal in voyages performed by its vessels included in the RSAs. As such, the revenue from those voyages is presented in voyage charter revenues and the difference between this amount and the Company's net allocation from the RSA is presented as voyage expenses. The adoption of ASU 2014-09 had the impact of increasing voyage charter revenues and voyage expenses for the year ended December 31, 2018 by $292.6 million. The comparative periods do not include the impact of the January 1, 2018 adoption of ASU 2014-09.